UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement

Credit Agreements

U.S. $4,000,000,000 Term Loan Credit Agreement

On September 28, 2022, Baxter International Inc. (“Baxter”) entered into a first amendment (the “Term Loan First Amendment”) to the existing $4.0 billion term loan credit facility, dated as of September 30, 2021 (as amended by the Term Loan First Amendment, the “First Amended Term Loan Credit Agreement”), among Baxter, as Borrower, various lenders and JPMorgan Chase Bank, National Association, as Administrative Agent. The purpose of the Term Loan First Amendment was to amend the net leverage ratio covenant to extend the net leverage ratio step-down schedule by four fiscal quarters, beginning with the first scheduled step down which had been scheduled to occur with respect to the quarter ending March 31, 2023.

On September 28, 2022, Baxter entered into a second amendment (the “Term Loan Second Amendment” and together with the Term Loan First Amendment, the “Term Loan Amendments”) to the First Amended Term Loan Credit Agreement (as amended by the Term Loan Second Amendment, the “Term Loan Credit Agreement”), among Baxter, as Borrower, various lenders and JPMorgan Chase Bank, National Association, as Administrative Agent. The purpose of the Term Loan Second Amendment was to transition the benchmark rate from LIBOR to Term SOFR.

The description above is a summary of the Term Loan Amendments and is qualified in its entirety by the complete texts of the Term Loan Amendments, copies of which are attached to this report as Exhibits 10.1 and 10.2 and incorporated herein by reference. Capitalized terms used under this “U.S. $4,000,000,000 Term Loan Credit Agreement” subsection that are not defined herein have the meanings given to them in the Term Loan Amendments, as applicable.

U.S. $2,500,000,000 Five-Year Credit Agreement

On September 28, 2022, Baxter entered into a first amendment (the “USD Revolving First Amendment”) to the existing $2.5 billion, five-year revolving credit agreement, dated as of September 30, 2021 (as amended by the USD Revolving First Amendment, the “First Amended USD Revolving Credit Agreement”), among Baxter, as Borrower, various lenders and JPMorgan Chase Bank, National Association, as Administrative Agent. The purpose of the USD Revolving First Amendment was to amend the net leverage ratio covenant to extend the net leverage ratio step-down schedule by four fiscal quarters, beginning with the first scheduled step down which had been scheduled to occur with respect to the quarter ending March 31, 2023.

On September 28, 2022, Baxter entered into a second amendment (the “USD Revolving Second Amendment” and together with the USD Revolving First Amendment, the “USD Revolving Amendments”) to the First Amended USD Revolving Credit Agreement (as amended by the USD Revolving Second Amendment, the “USD Revolving Credit Agreement”), among Baxter, as Borrower, various lenders and JPMorgan Chase Bank, National Association, as Administrative Agent. The purpose of the USD Revolving Second Amendment was to transition the benchmark rate from LIBOR to Term SOFR.

The description above is a summary of the USD Revolving Amendments and is qualified in its entirety by the complete texts of the USD Revolving Amendments, copies of which are attached to this report as Exhibits 10.3 and 10.4 and incorporated herein by reference. Capitalized terms used under this “U.S. $2,500,000,000 Five-Year Credit Agreement” subsection that are not defined herein have the meanings given to them in the USD Revolving Amendments, as applicable.

Amendment to Existing €200,000,000 Credit Agreement

On September 28, 2022, Baxter Healthcare SA and Baxter World Trade SRL (the “Euro Borrowers”) and their existing lender group entered into a second amendment (the “Euro Amendment”) to the existing €200 million revolving credit facility, dated as of December 20, 2019, as amended by that certain First Amendment, dated as of October 1, 2021 (the “Existing Euro Revolving Credit Agreement” and, as amended by the Euro Amendment, the “Euro Revolving Credit Agreement”), among the Euro Borrowers, as Borrowers, various lenders, and J.P. Morgan SE, as Administrative Agent, and the related Guaranty by Baxter, as Guarantor. The purpose of the Euro Amendment was to amend the net leverage ratio covenant in the Guaranty to extend the net leverage ratio step-down schedule by four fiscal quarters, beginning with the first scheduled step down which had been scheduled to occur with respect to the quarter ending March 31, 2023.

The description above is a summary of the Euro Amendment and is qualified in its entirety by the complete text of the Euro Amendment, a copy of which is attached to this report as Exhibit 10.5 and incorporated herein by reference. Capitalized terms used under this “Amendment to Existing €200,000,000 Credit Agreement” subsection that are not defined herein have the meanings given to them in the Euro Amendment.

Item 7.01	Regulation FD Disclosure.

The presentation furnished herewith as Exhibit 99.1 is being provided to certain stockholders on or after October 3, 2022, as part of Baxter International Inc.’s annual stockholder engagement program.

The information in Section 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	First Amendment, dated as of September 28, 2022, to the Credit Agreement, dated as of September 30, 2021, among Baxter International Inc., as Borrower, JPMorgan Chase Bank, National Association, as Administrative Agent and certain other financial institutions named therein.

10.2	Second Amendment, dated as of September 28, 2022, to the Credit Agreement, dated as of September 30, 2021, as amended by the First Amendment, dated as of September 28, 2022, among Baxter International Inc., as Borrower, JPMorgan Chase Bank, National Association, as Administrative Agent and certain other financial institutions named therein.

10.3	First Amendment, dated as of September 28, 2022, to the Five-Year Credit Agreement, dated as of September 30, 2021, among Baxter International Inc., as Borrower, JPMorgan Chase Bank, National Association, as Administrative Agent and certain other financial institutions named therein.

10.4	Second Amendment, dated as of September 28, 2022, to the Five-Year Credit Agreement, dated as of September 30, 2021, as amended by the First Amendment, dated as of September 28, 2022, among Baxter International Inc., as Borrower, JPMorgan Chase Bank, National Association, as Administrative Agent and certain other financial institutions named therein.

10.5	Second Amendment, dated as of September 28, 2022, to the Credit Agreement, dated as of December 20, 2019, as amended by the First Amendment, dated as of October 1, 2021, among Baxter Healthcare SA and Baxter World Trade SRL, as Borrowers, J.P. Morgan SE, as Administrative Agent and certain other financial institutions named therein.

99.1	Fall Stockholder Engagement Presentation (October 2022)

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2022

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. Bradford
Ellen K. Bradford
Senior Vice President and Corporate Secretary